                         OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
                              Supplement dated August 29, 2008
                         to the Prospectus dated November 28, 2007

This supplement amends the Prospectus dated November 28, 2007 and is in addition to the supplement dated July 1, 2008.

The Prospectus is revised by deleting the section titled "Advisory Fees" beginning on page 16 in its entirety and replacing it with the following:

      Advisory Fees.  Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows:  0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess over $1 billion.  The Fund's advisory fee for the period ended July 31, 2007 was 0.37% of average annual net assets for each class of shares.

      Effective September 1, 2008 the Fund pays the Manager an advisory fee at the following annual rate that declines as the Fund's assets grow:  0.60% of the first
      $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, 0.35% of the next $10 billion, and 0.34% of average annual net assets in excess over $11 billion.

      A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Semi-Annual Report to shareholders for the six month period ended January 31, 2008.

August 29, 2008                                              PS0795.029